UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 30, 2008
TOUSA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida	33021

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-364-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 30, 2008, TOUSA, Inc. and Tommy McAden, the Chief Financial Officer of the company, further amended Mr. McAden’s employment agreement to automatically extend the term for one month periods after December 31, 2008, unless either Mr. McAden or TOUSA provides notice of termination not less than 10 days before the then expiration date.
Item 9.01 Financial Statements and Exhibits

10.1	Amendment to Employment Agreement between Tommy McAden and TOUSA, Inc. dated as of December 30, 2008.(1)

(1)	Management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUSA, Inc.
January 6, 2009	By:	/s/ Paul Berkowitz
		Name:	Paul Berkowitz
		Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Employment Agreement between Tommy McAden and TOUSA, Inc. dated as of December 30, 2008.